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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our reports dated November 18, 1998 included in SMART Modular Technologies, Inc.'s Form 10-K for the year ended October 31, 1998 and to all references to our Firm included in this Form S-4 registration statement.

                                          /s/ Arthur Andersen LLP

                                          Arthur Andersen LLP

San Jose, California
October 13, 1999